Prospectus Supplement	September 1, 2020

Putnam Dynamic Risk Allocation Fund
Prospectuses dated September 30, 2019

Effective September 1, 2020, the following replaces the subsection “Average annual total returns after sales charge” under the main heading “Investments, risks, and performance”:

Average annual total returns after sales charges (for periods ended 12/31/18)
			Since
			inception
Share class	1 year	5 years	(9/19/11)
Class A before taxes	–16.12%	–0.09%	2.07%
Class A after taxes on distributions	–16.53%	–0.95%	1.22%
Class A after taxes on distributions and sale of fund shares	–9.41%	–0.29%	1.38%
Class B before taxes	–16.03%	0.01%	2.15%
Class C before taxes	–12.51%	0.36%	2.14%
Class M before taxes	–14.57%	–0.12%	1.89%
Class R before taxes	–11.17%	0.86%	2.66%
Class R6 before taxes*	–10.60%	1.48%	3.28%
Class Y before taxes	–10.79%	1.36%	3.18%
Putnam Dynamic Risk Allocation Blended Index (no	–6.00%	1.38%	3.96%
deduction for fees, expenses or taxes)**

* Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

**The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. Effective September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% MSCI World Index (ND) and 40% FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised as follows: 50% MSCI World Index (ND), 40% Bloomberg Barclays Global Aggregate Bond Index, and 10% S&P GSCI. The composition of this benchmark was changed because, in Putnam Investment Management, LLC’s opinion, the new composition more accurately reflects the fund’s risk allocation investment approach.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

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